AMENDMENT NO. 1 TO AMENDED AND RESTATED LOAN AGREEMENT

        This Amendment No. 1 to Amended and Restated Loan Agreement dated as of December 1, 2001 (“Amendment”) is entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement. The Administrative Agent, acting with the consent of the Requisite Lenders under the Loan Agreement and Borrower hereby agree to amend the Loan Agreement as follows:

        1.        Capital Expenditures — Section 6.15(a), (e) and (e). Section 6.15 (a), (b) and (e) of the Loan Agreement are hereby amended to read in full as follows:

“(a) Maintenance Capital Expenditures not to exceed (i) $25,000,000 during the Fiscal Year ending on December 31, 2001 and (ii) $22,000,000 during any subsequent Fiscal Year;

    (b)        other Capital Expenditures in an aggregate amount that do not, when aggregated with the outstanding amount of any Acquisitions and Investments made under Section 6.16(i), exceed $125,000,000 during the term of this Agreement;

    (e)        other Capital Expenditures in an amount equal to any Net Cash Proceeds from the Disposition of the Barbary Coast (after making any required repayments of the Obligations pursuant to Section 5.13).”

2. Conditions Precedent to Amendment. The effectiveness of this Amendment is conditioned upon receipt by Administrative Agent of the following:

a. Counterparts of this Amendment executed by all parties hereto;

b. Written consent of Coast Resorts, Inc., a Nevada corporation, to the execution, delivery and performance hereof, substantially in the form of Exhibit A hereto; and

c. Written consent of the Requisite Lenders, substantially in the form of Exhibit B hereto.

        3.        Representations. Borrower hereby represents and warrants that no Default or Event of Default has occurred and remains continuing..

        4.        Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

        IN WITNESS WHEREOF, the undersigned have executed this Amendment by their duly authorized representatives as of the date first written above.

BORROWER: COAST HOTELS AND CASINOS, INC.
By:	/s/ Gage Parrish
Gage Parrish
Title:	Vice President and Chief Financial Officer

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A.
By:	/s/ Janice Hammond

Title:	V-P

Exhibit A

CONSENT OF GUARANTOR

        This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Loan Agreement (“Amendment”) to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A. as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings as set forth for those terms in the Loan Agreement.

        The undersigned Guarantor hereby consents to the execution, delivery and performance of the Amendment, substantially in the form presented to the undersigned as a draft.

        The undersigned Guarantor represents and warrants to the Administrative Agent and the Lenders that the Guaranty remains in full force and effect in accordance with its terms.

COAST RESORTS, INC., a Nevada corporation

By:	/s/ Gage Parrish
Gage Parrish
Title:	Vice President and Chief Financial Officer
Dated:	December 19, 2001

Exhibit B

CONSENT OF LENDERS

        This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Loan Agreement (“Amendment”) to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment, substantially in the form presented to the undersigned as a draft.

Bank of America
[Name of Lender]
By:	/s/ Matthew Koenig
Matthew Koenig
Title:	Managing Director
Dated:	December 14, 2001

Exhibit B

CONSENT OF LENDERS

        This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Loan Agreement (“Amendment”) to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment, substantially in the form presented to the undersigned as a draft.

Bank of Scotland
[Name of Lender]
By:	/s/ Joseph Fratus
Joseph Fratus
Title:	Vice President
Dated:	December 12, 2001

Exhibit B

CONSENT OF LENDERS

        This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Loan Agreement (“Amendment”) to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment, substantially in the form presented to the undersigned as a draft.

The CIT Group/Equipment Financing
[Name of Lender]
By:	/s/ Frank D. Young
Frank D. Young
Title:	Sr. Vice President
Dated:	December 20, 2001

Exhibit B

CONSENT OF LENDERS

        This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Loan Agreement (“Amendment”) to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment, substantially in the form presented to the undersigned as a draft.

Comerica West Incorporated
[Name of Lender]
By:	/s/ Eoin Collins

Title:	Vice President
Dated:	December 17, 2001

Exhibit B

CONSENT OF LENDERS

        This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Loan Agreement (“Amendment”) to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment, substantially in the form presented to the undersigned as a draft.

First Hawaiian Bank
[Name of Lender]
By:	/s/ Seydou Diallo
Seydou Diallo
Title:	Media Finance Officer
Dated:	December 17, 2001

Exhibit B

CONSENT OF LENDERS

        This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Loan Agreement (“Amendment”) to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment, substantially in the form presented to the undersigned as a draft.

Hibernia National Bank
[Name of Lender]
By:	/s/ Chris Haskew

Title:	V.P.
Dated:	December 10, 2001

Exhibit B

CONSENT OF LENDERS

        This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Loan Agreement (“Amendment”) to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment, substantially in the form presented to the undersigned as a draft.

U.S. Bank National Association
[Name of Lender]
By:	/s/ Kent Morishige

Title:	Asst. Vice President
Dated:	December 13, 2001

Exhibit B

CONSENT OF LENDERS

        This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Loan Agreement (“Amendment”) to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment, substantially in the form presented to the undersigned as a draft.

Wells Fargo Bank
[Name of Lender]
By:	/s/ Rick Bokum

Title:	Vice President
Dated:	December 18th, 2001

Exhibit B

CONSENT OF LENDERS

        This Consent is delivered with reference to the proposed Amendment No. 1 to Amended and Restated Loan Agreement (“Amendment”) to be entered into with reference to the Amended and Restated Loan Agreement dated as of September 16, 1999 among Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”), the Lenders named therein, and Bank of America, N.A., as Administrative Agent (as amended, the “Loan Agreement”). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement.

        The undersigned Lender hereby consents to the execution, delivery and performance of the Amendment, substantially in the form presented to the undersigned as a draft.

West Coast Bank
[Name of Lender]
By:	/s/ Timothy B. Johnson
Timothy B. Johnson
Title:	Vice President
Dated:	December 17, 2001